

         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1



1.   This Certificate relates to the            October 17, 2000
Distribution Date occurring on

2.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect   $20,150,931.98
to the Collection Period was equal to


(b)  The amount of Available Funds with respect   $20,150,931.98
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $4,156,395.86
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $1,595,340.14
Collection Period was equal to
        (i) The annualized net default rate            8.327288%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to    $377,372,165.77

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to    $360,747,322.08

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $24,160,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $5,397,000.00
Distribution Date was equal to



(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $5,049,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the              $943,430.41
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $14,338,927.69
Distribution Date was equal to

(l)  The Principal Amount Available for the       $18,111,682.21
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $342,033,988.23
equal to

(n)  The Aggregate Optimal Note Balance was      $327,695,060.55
equal to

(o)  The Targeted Credit Enhancement Amount was   $49,602,756.79
equal to

(p)  The Targeted Reserve Account Balance was     $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was           13.750000%
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $1,432,709.14
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            4.587836%
equal to

(w)  The Targeted Overcollateralization Amount    $33,052,261.53
was equal to

(x)  The ending overcollateralization was equal   $33,052,261.53
to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                   9.162164%

(z)  The notional amount of the Interest Rate    $180,389,524.80
Cap was equal to

(aa)  Payments received under the Interest Rate       $54,129.38
Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       6.622500%

(ac)  The Weighed Average Coupon (WAC) was            19.499000%
equal to

(ad)  The Weighed Average Remaining Maturity                  35
(WAM) was equal to



3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                  0.000000%
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               29

   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         60.087836%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                      $0.00
   2.   Principal distribution per $1,000                  $0.00
   3.   Interest distribution per $1,000                   $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                  5.5140000%
   2.   Class A-2 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               29

   5.   Class A-2 interest due                             $0.00
   6.   Class A-2 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning             $0.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         60.087836%
the Pool Balance on the Distribution Date



(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                     $54.44
   2.   Principal distribution per $1,000                 $50.47
   3.   Interest distribution per $1,000                   $3.97

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   6.622500%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             7.072500%

   2.    Class A-3 principal balance -            $99,557,524.80
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              29

   5.   Class A-3 interest due                       $567,208.26
   6.   Class A-3 interest paid                      $567,208.26
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning    $99,557,524.80
of period
   2.  Class A-3 principal - amount due            $7,217,803.81
   3.  Class A-3 principal - amount paid           $7,217,803.81
   4.  Class A-3 principal balance - end of       $92,339,720.99
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         25.596786%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         60.087836%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $5.73757
   2.   Principal distribution per $1,000               $0.00000
   3.   Interest distribution per $1,000                $5.73757

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                   6.622500%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             7.122500%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              29

   5.   Class A-4 interest due                       $463,779.21
   6.   Class A-4 interest paid                      $463,779.21
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $80,832,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the         22.406819%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         60.087836%
the Pool Balance on the Distribution Date


(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $22.23696
   2.   Principal distribution per $1,000              $20.08984
   3.   Interest distribution per $1,000                $2.14712

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance - beginning   $45,602,522.45
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               29

   4.   Class A-5 interest due                       $214,711.88
   5.   Class A-5 interest paid                      $214,711.88
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning    $45,602,522.45
of period
   2.  Class A-5 principal - amount due            $2,008,984.44
   3.  Class A-5 principal - amount paid           $2,008,984.44
   4.  Class A-5 principal balance - end of       $43,593,538.01
period
   5.  Class A-5 Principal Carryover Shortfall             $0.00
   6.  Class A-5 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the         12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         60.087836%
the Pool Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $22.48397
   2.   Principal distribution per $1,000              $20.08984
   3.   Interest distribution per $1,000                $2.39413

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                   6.300000%
   2.   Class B-1 principal balance - beginning   $45,284,659.90
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               29

   4.   Class B-1 interest due                       $237,744.46
   5.   Class B-1 interest paid                      $237,744.46
   6.   Class B-1 Interest Carryover Shortfall             $0.00
   7.   Class B-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning    $45,284,659.90
of period
   2.  Class B-1 principal - amount due            $1,994,981.24
   3.  Class B-1 principal - amount paid           $1,994,981.24
   4.  Class B-1 principal balance - end of       $43,289,678.65
period
   5.  Class B-1 Principal Carryover Shortfall             $0.00
   6.  Class B-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the         12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of       72.087836%
the Pool Balance on the Distribution Date



(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $22.52194
   2.   Principal distribution per $1,000              $20.08981
   3.   Interest distribution per $1,000                $2.43213

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                   6.400000%
   2.   Class B-2 principal balance - beginning   $43,020,426.90
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               29

   4.   Class B-2 interest due                       $229,442.28
   5.   Class B-2 interest paid                      $229,442.28
   6.   Class B-2 Interest Carryover Shortfall             $0.00
   7.   Class B-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning    $43,020,426.90
of period
   2.  Class B-2 principal - amount due            $1,895,232.18
   3.  Class B-2 principal - amount paid           $1,895,232.18
   4.  Class B-2 principal balance - end of       $41,125,194.72
period
   5.  Class B-2 Principal Carryover Shortfall             $0.00
   6.  Class B-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the         11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of         83.487836%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $22.56001
   2.   Principal distribution per $1,000              $20.08987
   3.   Interest distribution per $1,000                $2.47014

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                     6.500000%
   2.   Class C principal balance - beginning     $27,736,854.19
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               29

   4.   Class C interest due                         $150,241.29
   5.   Class C interest paid                        $150,241.29
   6.   Class C Interest Carryover Shortfall               $0.00
   7.   Class C unpaid interest with respect to            $0.00
the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of   $27,736,854.19
period
   2.  Class C principal - amount due              $1,221,926.01
   3.  Class C principal - amount paid             $1,221,926.01
   4.  Class C principal balance - end of         $26,514,928.18
period
   5.  Class C Principal Carryover Shortfall               $0.00
   6.  Class C unpaid principal with respect to            $0.00
the Distribution Date
   7.  Class C Notes as a percentage of the            7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage         90.837836%
of the Pool Balance on the Distribution Date

